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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) - October 24, 2000

                                  ------------

                          LOCKHEED MARTIN CORPORATION
             (Exact name of registrant as specified in its charter)


            Maryland                       1-11437                      52-1893632
  (State or other jurisdiction      (Commission File Number)           (IRS Employer
        of Incorporation)                                           Identification No.)


        6801 Rockledge Drive, Bethesda, Maryland                20817
       (Address of principal executive offices)               (Zip Code)


                                 (301) 897-6000
              (Registrant's telephone number, including area code)

                                  ------------

                                 Not Applicable
             (Former name or address, if changed since last report)


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

Item 5.  Other Events

  Lockheed Martin Corporation (Lockheed Martin or the Corporation) is filing this Current Report on Form 8-K to reflect its Global Telecommunications business as a separate operating segment as discussed in more detail below.

  In August 2000, Lockheed Martin consummated its merger with COMSAT Corporation (COMSAT). The operations of COMSAT have been included in the results of operations of Lockheed Martin Global Telecommunications (LMGT), a wholly-owned subsidiary of the Corporation, from August 1, 2000. Prior to the merger, the results of operations of LMGT included the Corporation's 49% investment in COMSAT which was acquired on September 18, 1999 and accounted for under the equity method of accounting. The total purchase price for COMSAT, including transaction costs and amounts related to Lockheed Martin's assumption of COMSAT stock options, was approximately $2.6 billion, net of cash balances acquired. In addition to the merger with COMSAT, in October 2000, the Corporation combined the operations of a business unit serving commercial information technology markets with LMGT. LMGT was formed effective January 1, 1999 from the combination of investments in several existing joint ventures and certain other elements of the Corporation previously included in the Systems Integration and Space Systems segments. Amounts related to such investments and elements transferred were not material to the respective segments and, therefore, segment information for periods prior to January 1, 1999 were not restated relative to the formation of LMGT.

  In accordance with Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information," LMGT will be reported as a separate operating segment called Global Telecommunications beginning in the third quarter of 2000. The operations of LMGT and the commercial information technology business unit were previously included in the Corporate and Other segment. The following segment descriptions and financial data have been adjusted to reflect the Corporation's Global Telecommunications business as a separate segment for the periods indicated based on the above information.

  The Corporation operates in five principal business segments. All other activities of the Corporation fall within the Corporate and Other segment. Following is a brief description of the activities of each business segment:

  Systems Integration - Engaged in the design, development, integration and production of high performance electronic systems for undersea, shipboard, land, and airborne applications. Major product lines include missiles and fire control systems; air and theater missile defense systems; surface ship and submarine combat systems; anti-submarine and undersea warfare systems; avionics and ground combat vehicle integration; platform integration systems; command, control, communications, computers and intelligence (C4I) systems for naval, airborne and ground applications; surveillance and reconnaissance systems; air traffic control systems; and postal automation systems.

  Space Systems - Engaged in the design, development, engineering and production of civil, commercial and military space systems. Major product lines include spacecraft, space launch vehicles, manned space systems and their supporting ground systems and services; strategic fleet ballistic missiles; and defensive missiles. In addition to its consolidated business units, the segment has investments in joint ventures that are principally engaged in businesses which complement and enhance other activities of the segment.

  Aeronautical Systems - Engaged in design, research and development, and production of tactical aircraft, surveillance/command systems, reconnaissance systems, platform systems integration and advanced development programs. Major programs include the F-22 air-superiority fighter, the Joint Strike Fighter, the F-16 multi-role fighter, the C-130J airlift aircraft, and Airborne Early Warning & Control systems programs.

  Technology Services - Provides a wide array of management, engineering, scientific, logistic and information services to federal agencies and other customers. Major product lines include engineering, science and information services for NASA; aircraft maintenance and modification services; operation, maintenance, training, and logistics support for military and civilian systems; launch, mission, and analysis services for military, classified and commercial satellites; research, development, engineering and science in support of nuclear weapons stewardship and naval reactor programs.

  Global Telecommunications - Provides communications services and advanced technology solutions through three lines of business: enterprise solutions, which provides telecommunications services, managed networks and information technology solutions in the U.S. and international markets; satellite services, which provides global fixed and mobile satellite services; and systems and technology, which designs, builds and integrates satellite gateways and provides systems integration services for telecommunications networks.

  Corporate and Other - Includes the state and local government services line of business. In addition, this segment includes the Corporation's investment in certain other joint ventures and businesses.

Selected Financial Data by Business Segment

                                         Six Months Ended June 30,                      Year Ended December 31,
                                        2000                   1999                   1999                   1998
                                   ------------           ------------           ------------           ------------
                                                                      (In millions)
Net sales
-------------------------------
Systems Integration                     $ 4,405                $ 4,599                $ 9,570                $ 9,334
Space Systems                             3,452                  3,618                  7,209                  8,600
Aeronautical Systems                      2,289                  2,766                  5,499                  5,459
Technology Services                       1,063                    985                  2,261                  1,935
Global Telecommunications                   284                    175                    389                    251
Corporate and Other                         281                    248                    602                    687
                                   ------------           ------------           ------------           ------------
                                        $11,774                $12,391                $25,530                $26,266
                                   ------------           ------------           ------------           ------------

Operating profit (loss)
-------------------------------

Systems Integration                     $   370                $   373                $   880                $   858
Space Systems                               213                    210                    561                  1,045
Aeronautical Systems                        168                     46                    247                    649
Technology Services                          62                     68                    137                    135
Global Telecommunications                   (58)                   (54)                   (97)                    (4)
Corporate and Other                        (104)                   107                    281                   (161)
                                   ------------           ------------           ------------           ------------
                                        $   651                $   750                $ 2,009                $ 2,522
                                   ------------           ------------           ------------           ------------
Intersegment revenue (a)
-------------------------------

Systems Integration                     $   223                $   227                $   470                $   630
Space Systems                                62                     57                    135                     77
Aeronautical Systems                         39                     43                     88                     60
Technology Services                         352                    307                    641                    507
Global Telecommunications                     7                      9                     17                      6
Corporate and Other                          23                     21                     47                     40
                                   ------------           ------------           ------------           ------------
                                        $   706                $   664                $ 1,398                $ 1,320
                                   ------------           ------------           ------------           ------------

Depreciation and amortization
-------------------------------

Systems Integration                     $   104                $   106                $   223                $   244
Space Systems                                67                     76                    165                    185
Aeronautical Systems                         43                     39                     82                     74
Technology Services                           8                      6                     14                     12
Global Telecommunications                    11                      1                      5                      2
Corporate and Other                          18                     20                     40                     52
                                   ------------           ------------           ------------           ------------
                                        $   251                $   248                $   529                $   569
                                   ------------           ------------           ------------           ------------

(a) Intercompany transactions between segments are eliminated in consolidation, and excluded from the net sales and operating profit (loss) amounts presented above.

                                         Six Months Ended June 30,                      Year Ended December 31,
                                        2000                   1999                   1999                   1998
                                   ------------           ------------           ------------           ------------
                                                                      (In millions)
Amortization of intangible assets
---------------------------------
Systems Integration                     $   136                $   137                $   276                $   273
Space Systems                                28                     28                     57                     60
Aeronautical Systems                         40                     40                     80                     80
Technology Services                           9                      9                     18                     18
Global Telecommunications                    15                      -                      8                      -
Corporate and Other                           1                      1                      1                      5
                                   ------------           ------------           ------------           ------------
                                        $   229                $   215                $   440                $   436
                                   ------------           ------------           ------------           ------------

Nonrecurring and unusual
  items included in operating
  profit (loss)
---------------------------------

Systems Integration                     $     -                $     -                $   13                 $     4
Space Systems                                17                    (20)                   21                       -
Aeronautical Systems                          -                      -                     -                       -
Technology Services                          (6)                     -                     -                       -
Global Telecommunications                     -                      -                     -                       -
Corporate and Other                        (109)                   114                   215                    (166)
                                   ------------           ------------           ------------           ------------
                                        $   (98)               $    94                $  249                 $  (162)
                                   ------------           ------------           ------------           ------------


                                                                June 30,                      December 31,
                                                                 2000                  1999                  1998
                                                          -------------------   -------------------   -------------------
                                                                                    (In millions)
Backlog
----------------------------------

Systems Integration                                                 $17,801             $13,971             $12,524
Space Systems                                                        15,181              15,998              17,330
Aeronautical Systems                                                 17,119               9,003              10,265
Technology Services                                                   4,454               4,399               3,503
Global Telecommunications                                             1,549               1,533                 763
Corporate and Other                                                     968               1,009                 960
                                                                 ----------          ----------          ----------
                                                                    $57,072             $45,913             $45,345
                                                                 ----------          ----------          ----------
Assets
----------------------------------

Systems Integration                                                 $12,042             $12,209             $12,307
Space Systems                                                         5,648               6,060               6,356
Aeronautical Systems                                                  3,181               3,206               3,593
Technology Services                                                   1,449               1,484               1,421
Global Telecommunications                                             2,214               2,145                  71
Corporate and Other                                                   5,358               4,908               4,996
                                                                 ----------          ----------          ----------
                                                                    $29,892             $30,012             $28,744
                                                                 ----------          ----------          ----------

Customer advances and amounts
  in excess of costs incurred
----------------------------------

Systems Integration                                                 $   951             $ 1,039             $   756
Space Systems                                                         2,245               2,553               2,136
Aeronautical Systems                                                  1,753                 899               1,052
Technology Services                                                      21                  31                  30
Global Telecommunications                                               174                 132                   2
Corporate and Other                                                       1                   1                  36
                                                                 ----------          ----------          ----------
                                                                    $ 5,145             $ 4,655             $ 4,012
                                                                 ----------          ----------          ----------

                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             LOCKHEED MARTIN CORPORATION


                             /s/ Marian S. Block
                             ---------------------------------
                             Marian S. Block
                             Vice President, Associate General
                             Counsel and Assistant Secretary



October 24, 2000